UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2005

AMERICAN BAR ASSOCIATION MEMBERS /

STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant Specified in Charter)

New Hampshire	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Trafalgar Square, Suite 449 Nashua, New Hampshire	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 589-4097

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

As described in the Prospectus dated April 18, 2005 (the “Prospectus”) for units of beneficial interest in the American Bar Association Members/State Street Collective Trust (the “Collective Trust”), the American Bar Retirement Association (“ABRA”), as sponsor of the Program referred to in the Prospectus, and State Street Bank and Trust Company (“State Street Bank”) have entered into an Administrative and Investment Services Agreement effective January 1, 2003, as amended effective December 1, 2004, between State Street Bank and the ABRA (the “Agreement”), pursuant to which, among other things, State Street Bank is responsible for providing trustee, administrative, marketing, communication and investment services for the Program.

The Agreement, which has a term ending on December 31, 2006, provides that if ABRA requests State Street Bank to perform additional services, State Street Bank will do so, but will be entitled to receive additional compensation. On August 18, 2005, State Street Bank and ABRA entered into an amendment to the Agreement, to become effective October 1, 2005, extending the term of the Agreement to December 31, 2008 and further providing for State Street Bank to undertake additional communication and marketing services for the Program and changing the program expense fee payable to State Street Bank from its current base amount plus participant-based charges to an annual asset-based charge (plus a base charge of $506,000 for the remainder of 2005 only) and for the remaining term of the Agreement, as extended, as follows:

Value of Program Assets	Rate of State Street Bank Program Expense Fee
First $2 billion	.40%
Next $1 billion	.31%
Next $1 billion	.21%
Over $4 billion	.13%

ABRA and State Street Bank also agreed that the schedule of annual trust, management and administrative fees be increased, effective October 1, 2005 and for the remaining term of the Agreement, as extended, as follows:

Value of Program Assets	Rate of State Street Bank Trust, Management and Administrative Fee
First $1.0 billion	.211%
Next $1.8 billion	.067%
Over $2.8 billion	.029%

Both the new program expense fee and the trust, management and administrative fee will be computed daily and paid monthly. A copy of the amendment to the Agreement is filed as an exhibit hereto.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit
10.7.3	Amendment effective October 1, 2005, to the Administrative and Investment Services Agreement effective January 1, 2003, as amended effective December 1, 2004, between State Street Bank and Trust Company and the American Bar Retirement Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Dated: August 23, 2005	By:	/s/ Beth M. Halbestadt
	Name:	Beth M. Halberstadt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.7.3	Amendment effective October 1, 2005, to the Administrative and Investment Services Agreement effective January 1, 2003, as amended effective December 1, 2004, between State Street Bank and Trust Company and the American Bar Retirement Association